EXHIBIT 10.3


                              $2.00 WARRANT AGREEMENT


                              $2.00 WARRANT AGREEMENT

  Mentor Capital Consultants, Inc., a Delaware corporation ("Company"), and Grafton State Bank, a Wisconsin banking corporation ("Warrant Agent"), hereby agree as follows:

1. Offering of Warrants. The Company proposes to offer, offer for sale, sell and issue warrants ("Warrants") to purchase up to an aggregate of 875,000 shares of its common stock, par value $0.0001 per share ("Common Stock"). Such Warrants comprise a part of the investment units to be sold by the Company, each unit ("Unit") consisting of two shares of Common Stock and Warrants (one $1.50 Warrant and one $2.00 Warrant) to purchase two additional shares of Common Stock. Each $2.00 Warrant entitles the registered holder thereof ("Warrant Holder") to purchase one share of Common Stock at the price of $2.00 per share.

  A registration statement on Form SB-2 with respect to the Warrants, including a form of prospectus, has been filed by the Company with the Securities and Exchange Commission ("Commission") under the Securities Act of 1933, as amended ("Securities Act"). One or more amendments to or changes in such registration statement have been or may be so filed, and a final form of prospectus will be filed with the Commission upon the effectiveness of such registration statement. Such registration statement (including all exhibits thereto), as amended at the time it becomes effective and at the time each post-effective amendment thereto becomes effective, and the final prospectus filed upon the effectiveness of such registration statement or post-effective amendment (including any supplements to such final prospectus filed following such effectiveness) are referred to herein, respectively, as the "Registration Statement" and the "Prospectus."

2. Warrants. As described in the Registration Statement and the Prospectus, each Warrant will entitle the Warrant Holder to purchase Common Stock directly from the Company at the price of $2.00 per share ("Exercise Price"). Each Warrant shall be exercisable as provided herein at any time, in whole or in part, on or prior to September 30, 2003, provided that the Common Stock issuable upon the exercise of such Warrant is, at the time of exercise, registered or otherwise qualified for sale under the Securities Act and the securities or "blue sky" laws of the jurisdiction in which the exercise of such Warrant is proposed to be effected ("Warrant Exercise Period"). Upon the expiration of its Warrant Exercise Period, each Warrant will, respectively, expire and become void and of no value.

3. Certificates. The certificates evidencing Warrants ("Warrant Certificates") shall be registered as to holder and be substantially in the form set forth in Exhibit A to this Agreement. Warrant Certificates shall be signed by, or shall bear the facsimile signature of the President or a Vice President of the Company and the Secretary or an Assistant Secretary of the Company. If any person whose signature appears upon any Warrant Certificate as an officer of the Company shall have ceased to be such officer before such Warrant Certificate is issued and delivered, such Warrant may be issued and delivered as if such person had not ceased to be an officer. Any Warrant Certificate may be signed by, or made to bear the facsimile signature of, any person who at the actual date of the preparation of such Warrant Certificate shall be a proper officer of the Company to sign such Certificate even though such person was not such an officer upon the date of this Agreement.

4.  Registration of Transfers and Exchanges.  Subject to the provisions of
Section 3, the Warrant Agent shall from time to time register the transfer of any outstanding Warrant Certificate upon records maintained by the Warrant Agent for such purpose following the surrender of such Warrant Certificate to the Warrant Agent for transfer, accompanied by appropriate instruments of transfer in form satisfactory to the Company and the Warrant Agent and duly executed by the Warrant Holder or a duly authorized attorney. Upon any such registration of transfer, a new Warrant Certificate shall be issued in the name of and to the transferee and the surrendered Warrant Certificate shall be canceled.

5.  Exercise of Warrants.

  (a) A Warrant shall be exercised by the Warrant Holder by surrendering to the Warrant Agent the certificate evidencing such Warrant with the exercise form on the reverse of such Warrant Certificate duly completed and executed and delivering to the Warrant Agent, by good check payable to the order of the Company, the aggregate Exercise Price of the shares of Common Stock to be purchased.



  (b) During its Warrant Exercise Period, a Warrant may be exercised in whole at any time or in part from time to time, provided that not less than 100 shares of Common Stock, or any integral multiple of such amount, shall be purchased upon any partial exercise.

  (c) Upon receipt of a Warrant Certificate with the exercise form thereon duly executed together with payment in full of the aggregate Exercise Price of the shares of Common Stock to be purchased, the Warrant Agent shall requisition from the transfer agent for the Common Stock (including the Company acting as such transfer agent), and upon receipt shall make delivery of, certificates evidencing the total number of shares of Common Stock issuable upon such exercise, in such names and denominations as are required for delivery to, or in accordance with the instructions of the Warrant Holder. Such Common Stock certificates shall be deemed to be issued, and the person to whom such shares of Common Stock are issued of record shall be deemed to have become a holder of record of such shares of Common Stock, as of the date of the surrender of such Warrant Certificate and payment of the Exercise Price, whichever shall last occur; provided, that if the books of the Company with respect to the transfer of Common Stock are then closed, such shares shall be deemed to be issued, and the person to whom such shares of Common Stock are issued of record shall be deemed to have become a record holder of such shares, as of the date on which such transfer books of the Company shall next be open (whether before, on or after the expiration of the applicable Warrant Exercise Period).

  (d) Subject to Section 6(b), if less than all the Warrants evidenced by a Warrant Certificate are exercised upon a single occasion, a new Warrant Certificate for the balance of the Warrants not so exercised shall be issued and delivered to, or in accordance with transfer instructions properly given by, the Warrant Holder, until the expiration of the applicable Warrant Exercise Period.

  (e) All Warrant Certificates surrendered upon exercise of Warrants shall be canceled.

  (f) Upon the exercise of any Warrant, the Warrant Agent shall promptly deposit all funds received in payment of the Exercise Price into a segregated account ("Collection Account") established by mutual agreement of the Company and the Warrant Agent at a federally insured commercial bank (which may be the Warrant Agent). All funds deposited in the Collection Account will be disbursed on a weekly basis to the Company after they have been determined by the Warrant Agent to be collected funds. Once funds deposited in the Collection Account are determined to be collected, the Warrant Agent shall cause the certificate(s) representing the shares of Common Stock issued upon the exercise of Warrants to be delivered to the record holder(s) of such Common Stock.

  (g) Reasonable expenses incurred by Grafton State Bank acting in the capacity as Warrant Agent will be paid or reimbursed by the Company. These expenses, including delivery of Common Stock certificates to shareholders, will be deducted monthly from funds held in the Collection Account or, at the option of the Warrant Agent, paid directly by the Company upon demand. A report setting forth (i) the names of exercising Warrant Holders, the number of shares of Common Stock issuable to such exercising Warrant Holders, respectively, (iii) the amount of funds remitted by such exercising Warrant Holders, respectively, and (iv) any expenses paid (including fees and expenses of the Warrant Agent) will be provided to the Company by the Warrant Agent at the time of each disbursement of funds held in the Collection Account.

6. Voluntary Redemption of Warrants. Commencing January 5, 2002, and at any time thereafter until and including, but not after, the expiration of the Warrant Exercise Period, the Company may, at its option, redeem all of the Warrants at any time or some of them from time to time, upon payment of One Cent ($0.01) per Warrant to the Warrant Holder, provided that the closing bid or sale price of the Common Stock, as quoted on the NASD OTC Bulletin Board, or other national securities exchange, equals or exceeds Five Dollars ($5.00) per share for twenty (20) consecutive trading days ending within fifteen (15) days of the date upon which notice of redemption is given as provided herein. In case less than all of the Warrants at the time outstanding are to be redeemed, the Warrants to be redeemed shall be selected by the Company by lot. Notices of such optional redemption will be mailed at least fifteen (15) days prior to the redemption date to each holder of Warrants to be redeemed at the registered address of such Holder. Each Holder of a Warrant, by accepting the same, agrees upon any such notice of redemption to receive payment for such Warrant upon the date fixed for redemption in the amount herein provided.

7. Taxes. The Company will pay all taxes attributable to the initial issuance of shares of Common Stock upon the exercise of Warrants. Taxes attributable to
(i) the issuance of any Common Stock certificate in the name other than that of a Warrant Holder upon the exercise of Warrants or (ii) the transfer of any Warrant shall be paid by the Warrant Holder requesting such issuance or proposing to effect such transfer; such transactions will only be effected following the deposit with the Warrant Agent of funds sufficient to pay in full any tax liability incurred or to be incurred in connection therewith.

8. Mutilated or Missing Warrant Certificates. If any Warrant Certificate is mutilated, lost, stolen or destroyed, the Company and the Warrant Agent may, on such terms as to indemnity or otherwise as they may in their discretion impose (which shall, in the case of a mutilated Warrant Certificate, include the surrender thereof), and upon receipt of evidence satisfactory to the Company and the Warrant Agent of such mutilation, loss, theft or destruction, issue a substitute Warrant Certificate. Applicants for substitute Warrant Certificates shall comply with any reasonable regulations (and pay any reasonable charges) prescribed by the Company or the Warrant Agent.

9. Reservation of Shares. For the purpose of enabling the Company to satisfy its obligation to issue Common Stock upon exercise of Warrants, the Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock, the full number of shares which may be issued upon the exercise of Warrants; such shares of Common Stock will upon issuance be fully paid, nonassessable, and free from all taxes, liens, charges and security interests with respect to the issuance thereof.

10. Governmental Restrictions. If any shares of Common Stock issuable upon the exercise of Warrants require registration with or approval of any governmental authority, the Company will endeavor to secure such registration or approval; provided that in no event shall such shares of Common Stock be issued, and the Company shall have the authority to suspend the exercise of all Warrants, until such registration or approval shall have been obtained; however all Warrants, the exercise of which is requested during any such suspension, shall be exercisable at the Exercise Price. If any such period of suspension continues past the expiration of its Warrant Exercise Period, any Warrant as to which exercise has been requested on or prior to the expiration of its Warrant Exercise Period shall be exercisable upon the removal of such suspension until the close of business on the business day immediately following the expiration of such suspension.

11. Adjustments. Subject to the terms set forth in the Warrant Certificates, if, prior to the exercise of any Warrants, the Company shall have effected one or more stock split-ups, stock dividends or other increases or reductions of the number of shares of its Common Stock outstanding without receiving compensation therefor in money, services or property, the number of shares of Common Stock subject to the Warrants shall, (i) if a net increase shall have been effected in the number of outstanding shares of Common Stock, be proportionately increased, and the cash consideration payable per share shall be proportionately reduced, and, (ii) if a net reduction shall have been effected in the number of outstanding shares of Common Stock, be proportionately reduced and the cash consideration payable per share be proportionately increased.

12. Notice to Warrant Holders.

  (a) Upon any adjustment as described in Section 11 hereof, the Company within twenty (20) days thereafter shall (i) cause to be filed with the Warrant Agent a certificate signed by an officer of the Company setting forth the details of such adjustment, the method of calculation and the facts upon which such calculation is based, which certificate shall be conclusive evidence of the correctness of the matters set forth therein, and (ii) cause written notice of such adjustments to be given to each Warrant Holder as of the record date applicable thereto.

  (b) If the Company proposes to enter into any reorganization, reclassification, sale of all or substantially all of its assets, consolidation, merger, dissolution, liquidation or winding up, the Company shall give notice of such fact at least twenty (20) days prior to such action to all Warrant Holders, which notice shall set forth such facts as indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Exercise Price and the kind and amount of the shares or other securities and property deliverable upon exercise of the Warrants. Without limiting the obligation of the Company under the provisions of this Agreement to provide such notice to each Warrant Holder, failure of the Company to give notice shall not invalidate any corporate action taken by the Company.

13. No Fractional Warrants or Shares. The Company shall not be required to issue fractions of Warrants upon the reissue of Warrants, any adjustments as described in Section 11 hereof or otherwise; but the Company in lieu of issuing any such fractional interest, shall round up or down to the nearest full Warrant. If the total Warrants surrendered for exercise would result in the issuance of a fractional share of Common Stock, the Company shall not be required to issue a fractional share but rather the aggregate number of shares issuable will be rounded up or down to the nearest full share.

14. Rights of Warrant Holders. No Warrant Holder, as such, shall have any rights of a shareholder of the Company, either at law or equity, and the rights of the Warrant Holders, as such, are limited to those rights expressly provided in this Agreement or in the Warrant Certificates. The Company and the Warrant Agent may treat the registered Warrant Holder in respect of any Warrant Certificate as the absolute owner thereof for all purposes notwithstanding any notice to the contrary.

15. Warrant Agent. The Company hereby appoints the Warrant Agent to act as the agent of the Company, and the Warrant Agent hereby accepts such appointment, upon the following terms and conditions by all of which the Company and every Warrant Holder, by acceptance of a Warrant, shall be bound:

  (a) Statements contained in this Agreement and in the Warrant Certificates shall be taken as statements of the Company. The Warrant Agent assumes responsibility hereunder only for the correctness of any statement which describes the Warrant Agent and/or for action taken or to be taken by the Warrant Agent.

  (b) The Warrant Agent shall not be responsible for any failure of the Company to comply with any of the Company's covenants contained in this Agreement or in the Warrant Certificates.

  (c) The Warrant Agent may consult at any time with counsel satisfactory to it (who may be counsel for the Company), and the Warrant Agent shall incur no liability or responsibility to the Company or to any Warrant Holder in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel, provided the Warrant Agent shall have exercised reasonable care in the selection and continued employment of such counsel.

  (d) The Warrant Agent shall incur no liability or responsibility to the Company or to any Warrant Holder for any action taken in reliance upon any notice, resolution, waiver, consent, order, certificate or other paper, document or instrument believed by it to be genuine and to have been signed, sent or presented by the proper party or parties.

  (e) The Company agrees to pay to the Warrant Agent the amount(s) described in Schedule A to this Agreement for the services rendered by the Warrant Agent.
The Company shall also reimburse the Warrant Agent for all expenses, taxes and governmental charges and all other charges of any kind or nature incurred by the Warrant Agent in the performance of this Agreement.

  (f) The Company shall indemnify the Warrant Agent and hold it harmless against any and all liabilities, including judgments, costs and counsel fees, incurred in connection with its performance of this Agreement, except as a result of the Warrant Agent's negligence or bad faith. In no case shall the Warrant Agent be liable for special, indirect, incidental or consequential loss or damage of any kind whatsoever, even if the Warrant Agent has been advised of the likelihood of such loss or damage.

  (g) The Warrant Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expense unless the Company or one or more Warrant Holders shall furnish the Warrant Agent with reasonable security and indemnity for any costs and expenses which may be incurred in connection with such action, suit or legal proceeding, but this provision shall not affect the power of the Warrant Agent to take such action as the Warrant Agent may, in its sole and absolute discretion, consider proper, whether with or without any such security or indemnity.

  All rights of action under this Agreement or under any of the Warrants may be enforced by the Warrant Agent without the possession of any of the Warrant Certificates or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Warrant Agent shall be brought in its name as Warrant Agent, and any recovery of judgment shall be for the ratable benefit of the Warrant Holders as their respective rights or interests may appear, subject to the terms set forth in the Warrant Certificates.

  (h) The Warrant Agent and any shareholder, director, officer or employee of the Warrant Agent may buy, sell or deal in any of the Warrants or other securities of the Company, or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company, or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement or a shareholder, director, officer or employee of such Warrant Agent. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

16. Successor Warrant Agent. Any entity into which the Warrant Agent may be merged or converted or with which it may be consolidated, or any entity resulting from any merger, conversion or consolidation to which the Warrant Agent shall be a party, or any entity succeeding to the trust business of the Warrant Agent, shall be the successor to the Warrant Agent hereunder without the execution or filing of any paper or any further act of a party or the parties hereto.

17. Change of Warrant Agent. The Warrant Agent may resign from its duties under this Agreement upon notice given in writing by the Warrant Agent or the Company; the Warrant Agent may be discharged by the Company from its duties under this Agreement upon notice given in writing by the Company to the Warrant Agent; the foregoing notices shall, in either case, give the date when such resignation or discharge shall take effect and shall be sent at least thirty (30) days prior to the date so specified. If the Warrant Agent shall resign, be discharged or shall otherwise become incapable of acting, the Company shall appoint a successor to the Warrant Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Warrant Agent (or by any Warrant Holder) or after discharging the Warrant Agent, then any Warrant Holder may apply to the Circuit Court for Ozaukee County, Wisconsin, for the appointment of a successor to the Warrant Agent. Pending appointment of a successor to the Warrant Agent, either by the Company or by such Court, the duties of the Warrant Agent shall be carried out by the Company. Any successor Warrant Agent, whether appointed by the Company or by such Court, shall be a bank or a trust company, in good standing, organized under the laws of the State of Wisconsin or of the United States of America, having its principal office in the United States. After appointment, the successor Warrant Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Warrant Agent, without further act or deed, and the former Warrant Agent shall deliver and transfer to the successor Warrant Agent any property at the time held by it thereunder, and execute and deliver any further assurance, conveyance, act or deed necessary to effect the delivery or transfer. Failure to give any notice provided for herein, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Warrant Agent or the appointment of the successor Warrant Agent, as the case may be.

18. Notices. Any notice or demand authorized by this Agreement to be given or made by the Warrant Agent or by any Warrant Holder to or on the Company shall be sufficiently given or made if sent by mail, first class, certified or registered, postage prepaid, addressed (until another address is filed in writing by the Company with the Warrant Agent), as follows:

                                Mentor Capital Consultants, Inc.
                                4940 Pearl East Circle, Suite 104
                                Boulder, Colorado 80301

Any notice or demand authorized hereby to be given or made by any Warrant Holder or by the Company to or on the Warrant Agent shall be sufficiently given or made if sent by mail, first class, certified or registered, postage prepaid, addressed (until another address is filed in writing by the Warrant Agent with the Company), as follows:

                                Grafton State Bank
                                101 Falls Road
                                Grafton, Wisconsin 53024

Any distribution, notice or demand required or authorized by this Agreement to be given or made by the Company or the Warrant Agent to or on the Warrant Holders shall be sufficiently given or made if sent by mail, first class, certified or registered , postage prepaid, addressed to the Warrant Holders at their last known addresses as such addresses shall appear on the registration books for the Warrant Certificates maintained by the Warrant Agent.

19. Supplements and Amendments. The Company and the Warrant Agent may from time to time supplement or amend this Agreement without the approval of any of the Warrant Holders in order to cure any ambiguity, or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Warrant Agent may deem necessary or desirable.

20. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns.

21. Termination. This Agreement shall terminate at the close of business on the date upon which the Warrant Exercise Period expires as to all Warrants (or the business day next following such date) or such earlier date upon which all of the Warrants have been exercised; provided, however, that if exercise of the Warrants is suspended pursuant to Section 10 and such suspension continues beyond the date upon which the Warrant Exercise Period expires as to all Warrants, this Agreement shall terminate on the business day immediately following the expiration of such suspension. The provisions of Section 14 shall survive such termination.

22. Governing Law. This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Colorado and for all purposes shall be construed in accordance with the internal laws of said state.

23. Benefits of Agreement. Nothing in this Agreement shall be construed to give to any person or entity other than the Company, the Warrant Agent and the Warrant Holders, any legal or equitable right, remedy or claim hereunder, this Agreement being expressly for the sole and exclusive benefit of the Company, the Warrant Agent and the Warrant Holders.

24. Counterparts. This Agreement may be executed in any number of counterparts, and each of such counterparts shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same instrument.

Dated: __________________, 2002


                                MENTOR CAPITAL CONSULTANTS, INC.


                          By:  ___________________________________
                                 W. Michael Bissonnette, President



                                       GRAFTON STATE BANK


                          By:  ___________________________________
                                  Thomas J. Sheehan, President

                               WARRANT AGREEMENT

                                   Schedule A


  This Schedule A to the Warrant Agreement, dated as of ______________, 2002, by and between Grafton State Bank ("Warrant Agent") and Mentor Capital Consulting, Inc. ("Company"), sets forth the compensation arrangements referred to in
Section 15(e) of such Agreement, as follows:

  In consideration of its services performed pursuant to the Warrant Agreement, the Warrant Agent shall be entitled to receive fees from the Company, as follows:

          Upon execution of this Agreement. . .  $         750.00

          On of before January 1 of each
            year (or part thereof) during
            which this Agreement is in effect,
            commencing January 1, 2002. . . . .  $         250.00

          For each Warrant exercise
            transaction (full or partial) . . .  $          25.00

  In addition to payment of the fees described in this Schedule, the Company shall to reimburse the Warrant Agent for all reasonable expenses, taxes and governmental charges and all other reasonable charges of any kind or nature incurred by the Warrant Agent in its performance of the Warrant Agreement (as provided in Section 6(f) of such Agreement).

  The initial fee payment hereunder ($750.00) shall be payable by the Company upon the execution of the Warranty Agreement by the parties to such Agreement. Thereafter, fees and reimbursements then due and payable to the Warrant Agent shall be withdrawn by such Agent from funds held in the Collection Account on the last day of each calendar month and upon termination of the Warrant Agreement or, at the option of the Warrant Agent, paid directly by the Company upon demand.

  All terms used herein shall have the same meanings ascribed to them in the Warrant Agreement of which this Schedule is a part.

No. ___________                                                        EXHIBIT A

                                    WARRANT
                             To Purchase Common Stock
                                       of
                          Mentor Capital Consultants, Inc.

  THIS CERTIFIES THAT, upon surrender of this Warrant at the office of the Warrant Agent hereinafter named, in the Village of Grafton, County of Ozaukee, State of Wisconsin, accompanied by payment as hereinafter provided, ____________ ______________________________ or assigns ("Holder") is entitled to purchase at any time prior to the expiration of the Warrant Exercise Period (as hereinafter defined), but not thereafter, ______________________ shares of common stock ("Common Stock"), of Mentor Capital Consultants, Inc., a Delaware corporation ("Company"), as such Common Stock shall be constituted at the time of purchase, which shares have been duly authorized and set aside for issuance and will, upon such issuance, be fully paid and nonassessable, at the price of Two Dollars ($2.00) per share, subject to the terms and provisions set forth herein and in an agreement by and between the Company and Grafton State Bank, Grafton, Wisconsin ("Warrant Agent"), and not otherwise.

  This Warrant shall be exercisable in whole at any time or in part from time to time (provided that not less than One Hundred (100) shares of Common Stock, or any integral multiple of such amount, shall be purchased upon any such partial exercise hereof), for the period from issuance through September 30, 2003, provided that the Common Stock issuable upon the exercise of this Warrant is, at the time of exercise, registered or otherwise qualified for sale under the Securities Act of 1933, as amended ("Securities Act") and the securities or "blue sky" laws of the jurisdiction in which the exercise of this Warrant is proposed to be effected ("Warrant Exercise Period") Upon the expiration of the Warrant Exercise Period, this Warrant will expire and become void and of no value. No fractional shares will be issued upon the exercise hereof.

  This Warrant shall be registered at the office of the Warrant Agent and is transferable only at said office by the registered Holder hereof or his duly authorized attorney upon surrender of this certificate, properly endorsed.

  Upon any adjustment of the number of shares of Common Stock which may be purchased upon the exercise of this Warrant and/or the purchase price per share, then in each such case the Company shall give written notice thereof, as hereinbelow provided, which notice shall state the purchase price per share resulting from such adjustment and the increase or decrease, if any, in the number of shares of Common Stock purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

THIS WARRANT MAY NOT BE TRANSFERRED OR EXERCISED UNLESS SAID WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE THEREOF ARE REGISTERED
UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR ARE EXEMPT FROM SUCH REGISTRATION, OR SUCH TRANSFER OR EXERCISE (AND THE ISSUANCE OF COMMON STOCK PURSUANT TO SUCH EXERCISE) IS EXEMPT FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS. THE COMPANY WILL USE ITS BEST EFFORTS TO SO REGISTER OR QUALIFY THIS WARRANT, AND THE COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF, AND/OR TO SO REGISTER OR QUALIFY THE TRANSACTIONS PURSUANT TO WHICH SUCH SECURITIES ARE ISSUED OR TRANSFERRED, UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE SECURITIES LAWS OF THE JURISDICTIONS IN WHICH WARRANTS ARE SOLD; THE COMPANY MAY, IN ITS SOLE DISCRETION, ATTEMPT TO SO REGISTER OR QUALIFY SUCH SECURITIES IN JURISDICTIONS OTHER THAN THOSE IN WHICH WARRANTS ARE SOLD.

                                      A-1

  The Holder of this Warrant shall not by virtue thereof have any rights of a shareholder of the Company or to notice of meetings of shareholders or of any other proceedings of the Company.

  This Warrant is divisible on surrender, in which case a new Warrant or Warrants will be issued.

  Commencing January 5, 2002, and at any time thereafter until and including, but not after, the expiration of the Warrant Exercise Period, the Company may, at its option, redeem all of the Warrants at any time or some of them from time to time, upon payment of One Cent ($0.01) per Warrant to the Holder, provided that the closing bid or sale price of the Common Stock, as quoted on the NASD OTC Bulletin Board, or other national securities exchange, equals or exceeds Five Dollars ($5.00) per share for twenty (20) consecutive trading days ending within fifteen (15) days of the date upon which notice of redemption is given as provided herein. In case less than all of the Warrants at the time outstanding are to be redeemed, the Warrants to be redeemed shall be selected by the Company by lot. Notices of such optional redemption will be mailed at least fifteen
(15) days prior to the redemption date to each holder of Warrants to be redeemed at the registered address of such Holder. Each Holder of this Warrant, by accepting the same, agrees upon any such notice of redemption to receive payment for this Warrant upon the date fixed for redemption in the amount herein provided.

  If prior to the expiration of this Warrant, by exercise hereof or by its terms:

  (a) The Company shall be recapitalized through the subdivision of its outstanding shares of Common Stock into a greater number of shares, or shall by exchange or substitution of or for its outstanding Common Stock or otherwise, reduce the number of such shares, then in each such case the number of shares deliverable upon the exercise of this Warrant shall be changed in proportion to such increase or decrease of the outstanding shares of such Common Stock of the Company, without any change in the aggregate payment by the Warrant Holder from the aggregate payment specified on the face of this Warrant.

  (b) A dividend shall be declared or paid at any time on the Common Stock of the Company in its Common Stock or in securities convertible into Common Stock of the Company, then in each such case the number of shares deliverable upon the exercise thereafter of this Warrant shall, without requiring any payment by the Warrant Holder in addition to the payment specified on the face hereof, be increased in proportion to the increase, through such dividend, in the number of outstanding shares of Common Stock of the Company. In the computation of the increased number of shares deliverable upon the exercise of this Warrant, any dividend paid or distributed upon the Common Stock in securities convertible into Common Stock shall be treated as a dividend paid in Common Stock to the extent that shares of Common Stock are issuable upon the conversion thereof.
The obligations of the Company and the rights of the Holder hereof shall not be affected by the exercise of any conversion privileges heretofore granted to the holders of any of the stock or securities of the Company or of any other corporation.

  (c) The Company shall, at any time while any of the Warrants are outstanding, declare a dividend on its Common Stock, other than as provided in the preceding paragraph (b), then in each such case the Company shall give notice in writing to the registered Holder of this Warrant, and such dividends so declared shall be made payable only to the shareholders of record on a date at least ten (10) days subsequent to the date of such notice, including stock issued pursuant to the exercise of such Warrants prior to such record date.

  (d) The Company shall be recapitalized by reclassifying its outstanding Common Stock into stock without par value, or the Company or a successor corporation shall consolidate or merge with, or convey all, or substantially all, of its or any successor corporation's property or assets to, any other corporation or corporations (any such corporation being included within the meaning of "successor corporation" as hereinbefore used in the event of any consolidation or merger of such corporation with, or the sale of all, or substantially all, of the property or assets of such corporation to another corporation or corporations) then in each such case, as a condition of such recapitalization, consolidation, merger or conveyance, lawful and adequate provision shall be made whereby the Holder of each Warrant shall thereafter have the right to purchase, upon the basis and upon the terms and conditions specified in this Warrant, in lieu of the shares of Common Stock of the Company theretofore purchasable upon the exercise of this Warrant, such shares of stock, securities or other assets as may be issued or payable with respect to, or in exchange for, the number of shares of Common Stock of the Company theretofore purchasable upon the exercise of this Warrant had such recapitalization, consolidation, merger or conveyance not taken place; and in any

                                      A-2

such event the rights of the Warrant Holder to an adjustment of the number of shares of Common Stock purchasable upon the exercise of this Warrant as hereinbefore provided shall continue and be preserved in respect of any stock which the Warrant Holder becomes entitled to purchase. It shall be a condition of such consolidation, merger or conveyance that each successor corporation shall assume, in manner and form satisfactory to the Warrant Agent, the obligation to deliver to the Warrant Holder, upon the exercise of this Warrant, such shares of stock, securities or assets as, in accordance with the provisions of this Warrant, shall have been provided for such purpose. The Warrant Agent shall assume no liability for its exercise of discretion hereunder, other than for wilful wrongdoing.

  This Warrant shall be deemed to have been exercised, and the Holder exercising the same to have become a shareholder of record of the Company, for the purpose of receiving dividends and for all other purposes whatsoever as of the date the Holder surrendered this Warrant accompanied by payment in cash, as herein provided. The Company agrees that, while this Warrant shall remain valid and outstanding, its stock transfer books shall not be closed for any purpose whatsoever, except under arrangements which shall insure to Holders exercising Warrants or applying for transfer of stock within five (5) days after the books shall have been reopened all rights and privileges which they might have had or received if the transfer books had not been closed and they had exercised their Warrants at any time during which such transfer books shall have been closed.

  Upon each increase or decrease in the number of shares of Common Stock of the Company deliverable upon the exercise of this Warrant, or in the event of changes in the rights of the Warrant Holders by reason of other events hereinbefore set forth, then in each such case the Company shall forthwith file with the Warrant Agent a certificate executed by its President or one of its Vice Presidents, and attested by its Secretary or one of its Assistant Secretaries, stating the increased or decreased number of shares so deliverable and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

  The Company covenants, at all times when Warrants are outstanding and in effect, to reserve, unissued, such number of shares of Common Stock as it may be required to deliver pursuant to the exercise of this Warrant, subject to consolidation, merger or sale, as hereinabove set forth.

  As used herein, the terms "Holder" "Warrant Holder" and "Holder of this Warrant" shall be construed to mean the registered holder hereof, and, in the case of any notice required by this Warrant to be given to the Warrant Holder, it shall be sufficient if mailed to the last known address of such Holder as the same appears on the books of the Company.

  IN WITNESS WHEREOF, MENTOR CAPITAL CONSULTANTS, INC. has caused this Warrant to be signed in its corporate name by its President or a Vice President, manually or in facsimile, and its corporate seal or a facsimile to be imprinted hereon and attested by the manual or facsimile signature of its Secretary or an Assistant Secretary, as of the day and year first above written.


                                          MENTOR CAPITAL CONSULTANTS, INC.

Attest:


   __________________________________    By: __________________________________
                            Secretary                President


[CORPORATE SEAL]

                                      A-3

                                SUBSCRIPTION FORM

                    (To be Executed Upon Exercise of Warrant)

  The undersigned, the Holder(s) or assignee(s) of such Holder(s) of the within Warrant, hereby (i) subscribes for shares of Common Stock which the undersigned is entitled to purchase under the terms of the within Warrant and (ii) tenders herewith the full exercise price of all shares subscribed for.


Dated: _________________________


Number of Shares Subscribed For:
                                        _________________________________
        ______________________                     (Signature)



                                        _________________________________
                                                   (Signature)




                                   ASSIGNMENT

              (To Be Executed By the Registered Holder to Effect
                       a Transfer of the Within Warrant)


  FOR VALUE RECEIVED, the undersigned Warrant Holder(s) do(es) hereby sell, assign and transfer unto _____________________________________________
the right to purchase common stock evidenced by this Warrant, and does hereby irrevocably constitute and appoint _________________________________________
to transfer the said right on the books of the Company, with full power of substitution.



Dated: _________________________


                                        _________________________________
                                                   (Signature)



                                        _________________________________
                                                   (Signature)

                                      A-4